EMPLOYMENT AGREEMENT


     Employment  Agreement  made  this  1st  day  of January, 1995 by and between  J.A.M.,  INC.,  a  New  York corporation ("JAM"),  and  JOHN  A.

MARSZALEK ("employee").

     WHEREAS, Employee currently serves  as  the President and CEO of JAM and  faithfully  has discharged the duties and responsibilities  of  such position; and

     WHEREAS, the  Board  of Directors of JAM has approved and adopted an

Employment Agreement between  JAM  and Employee, on January 1, 1995, upon the same terms and conditions as set forth herein; and

     WHEREAS,  JAM  and  Employee desire  to  enter  into  an  Employment

Agreement upon the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration  of  the  foregoing premises and of the covenants and agreements herein provided, the parties hereto agree as follows:

     1.0  TERM OF EMPLOYMENT.

     1.1  JAM  hereby  employs  Employee,  and  Employee  hereby  accepts employment  with  JAM,  all in accordance with the terms  and  conditions hereof, for a term commencing  on  the  1st  day  of  January,  1995  and continuing  for  a  period  of  five  years,  unless sooner terminated as hereinafter provided (the "Employment Period").

     2.0  DUTIES.

     2.1  During the Employment Period, Employee shall be employed by JAM

as   the  President  and  CEO  of  JAM  and  shall  have   such   duties,

responsibilities  and  powers  as  are customary and appropriate for such officers.  Employee shall report directly  to  the  Board of Directors of

JAM.

     2.2  During the Employment Period, Employee shall  devote his entire business  time,  energies,  best  efforts, attention and ability  to  the business  of  JAM and its affiliates,  shall  faithfully  and  diligently perform  the duties  of  his  employment  with  JAM,  and  shall  do  all reasonably  in  his  power to promote, develop and extend the business of

JAM.

     3.0  COMPENSATION.

     3.1  During the Employment  Period,  JAM  agrees  to pay Employee as compensation for his services under this Agreement a base  salary  at  an

annual  rate  of  not  less  than  $100,000.   In  the  event that JAM is

profitable  for  the  year ended December 31, 1995, as reflected  in  its

Statement of Operations  for  such  year  as  reviewed by its independent accountants,  then such salary shall automatically  be  increased  to  an annual rate of $110,000, retroactive to the commencement date of the term

of this Agreement.   If  JAM is not profitable for such fiscal year, such

salary shall be increased  to an annual rate of $110,000 on the first day of the month following that  calendar quarter in which JAM is profitable.

As, when and if the base salary  is  increased  to $110,000 as aforesaid,

such  salary  shall  thereafter  be increased by annually  increments  of

$10,000 each during the term thereof.   The Board of Directors of JAM may

consider  further  increases  in  Employee's   base   salary  under  this

Agreement,  and  will  consider  granting bonuses and other  benefits  to

Employee at such times as the Board may deem appropriate.

     3.2  Upon submission of appropriate  invoices or vouchers, JAM shall pay or reimburse Employee for all reasonable  expenses  incurred  by  the

Employee in the performance of his duties hereunder in furtherance of the business, and in keeping with the policies, of JAM.

     3.3  Employee shall be entitled to participate in any fringe benefit plan  available to JAM's employees as in effect from time to time, to the extent  that  he may be eligible to do so under the applicable provisions of the plan, with  full  credit  for  years  of service to JAM as if such service had been rendered to JAM.  Employee shall  be entitled to receive such benefits as automobile use or allowance.

     3.4  Employee shall be entitled to four (4) weeks  vacation  in each year of the Employment Period, such vacation to be taken at such time  or times  as  he  shall elect with the prior approval of the Board, and also shall be entitled  to  receive  full  compensation  hereunder  during any period of disability, subject to a limitation of eighteen (18) months  of continued salary and benefits with respect to any single disability.

     3.5  In  addition  to  participation  in  any  fringe  benefit  plan available  to  JAM's employees generally, Employee also shall be entitled to participate in  JAM's  stock  option plan, profit-sharing plan, and in any  fringe benefit plan for senior  management  of  JAM  which  provides benefits for such senior management based upon the profitability or asset growth of JAM.

     4.0  TERMINATION BY DEATH.

     4.1  If   Employee   dies   during   the  Employment  Period,  JAM's

obligations  under  this  Agreement  shall  terminate   immediately   and

Employee's  estate  or  legal  representative  shall  be  entitled to all arrearage of salary and expenses, and a pro rate share of other  benefits accrued at such time.

     5.0  SUSPENSION AND TERMINATION OTHER THAN BY DEATH.

     5.1  JAM's Board of Directors may terminate Employee's employment at any  time,  but  any  termination  by  the  Board of Directors other than

termination   for   cause  shall  not  prejudice  Employee's   right   to

compensation or other  benefits  under  this  Agreement.  Termination for cause  shall  mean  termination because of willful  misconduct  or  gross negligence in the performance of his duties pursuant to the terms of this

Agreement, or termination  directed  by any regulatory authority.  In the event Employee is terminated without cause prior to the expiration of the term of this Agreement, he shall receive  as  termination pay the greater of one (I) one year's salary at the then current  rate of compensation or

(ii) his then current salary for the remainder of the Employment Period.

     5.2  Employee shall have no right to receive compensation  or  other benefits  for  any period after termination for cause, except that vested rights of Employee,  including,  without  limitation,  rights accruing to

Employee pursuant to any Retirement Plan and a pro rate  amount  equal to the  salary  which  would have been payable during any vacation time  not taken  during  the calendar  year  of  such  termination,  shall  not  be affected.

     5.3  In the  event  that  JAM does not intend to offer employment to

Employee at the expiration of the term of this Agreement or, in the event that  JAM  elects  to terminate the  employment  of  Employee  after  the expiration of the term,  then  JAM  shall provide Employee with notice of such election not to renew or to terminate  at  least  one hundred eighty

(180) days prior to the effective date of termination.

     6.0  BUSINESS MATERIALS, COVENANT TO REPORT.

     6.1  All written materials, records, and documents  made by Employee or coming into his possession concerning the business or affairs  of  JAM shall  be  the  sole  property  of  JAM  and, upon the termination of his employment with JAM or upon the request of JA at any time, Employee shall deliver  promptly  the same to JA and shall  retain  no  copies  thereof.

Prior to any termination  of  employment  hereunder,  Employee  agrees to render  to  JAM such reports of the activities undertaken by Employee  or

conducted  under   Employee's   direction   pursuant  hereto  during  the

Employment Period as JAM reasonable may request.

     7.0  BINDING EFFECT; BENEFITS.

     7.1  This  Agreement shall inure to the benefit  of,  and  shall  be binding  upon,  the  parties  hereto  and  their  respective  successors,

assigns,  heirs, and  legal  representatives.   Insofar  as  Employee  is

concerned, this Agreement, being personal, cannot be assigned.

     8.0  NOTICES.

     8.1  All  notices  and  other  communications  which are required or permitted  hereunder  shall  be  in  writing and shall be  sufficient  if delivered or mailed by registered or certified  mail, postage prepaid, to the following addresses or such other address as  any  party hereto shall be specified by notice in writing to the other party hereto:

     If to Employee: John A. Marszalek
                    2940 East Avenue
                    Rochester, New York  l46l0

     If to JAM:     J.A.M., Inc.
                    530 Willowbrook Office Park
                    Fairport, New York  l4450

All such notices and communications shall be deemed to have been received on  the  date  of  delivery thereof or the fifth business day  after  the mailing thereof, whichever is earlier.

     9.0  ENTIRE AGREEMENT.

     9.1  This  Agreement  contains  the  entire  agreement  between  the parties hereto and  supersedes  all  prior agreements and understandings,

oral or written, between the parties hereto  with  respect to the subject matter hereof.

     10.0 AMENDMENTS AND WAIVERS.

     10.1 This  Agreement  may not be modified or amended  except  by  an instrument or instruments in  writing  signed  by  the party against whom enforcement of any such modification or amendment is  sought.  The waiver by  any  party  hereto  of  a  breach  of any term or provision  of  this

Agreement shall not be construed as a waiver of any subsequent breach.

     11.0 SECTION AND OTHER HEADINGS.

     11.1 The section and other headings  contained in this Agreement are for reference purposes only and shall not be  deemed  to  be part of this

Agreement  or  to  control or affect the meaning or construction  of  any provision of this Agreement.

     12.0 SEVERABILITY.

     12.1 If any term or provision of this Agreement is held or deemed to be invalid or unenforceable, in whole or in part, by a court of competent jurisdiction, this Agreement  shall  be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provision of this Agreement.

     13.0 GOVERNING LAW.

     13.1 This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     IN  WITNESS  WHEREOF, the parties hereto  have  duly  executed  this

Agreement as of the date first above written.



                              J.A.M., INC.



                              By: _______________________________



                              __________________________________
                                                  John A. Marszalek












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